Exhibit 10.25

[***] CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment No. 2 to LICENSE AGREEMENT

This Amendment No. 2 to License Agreement (this “Amendment No. 2”) is made effective the 25 day of January 2013 (the “Effective Date”) between Daiichi Sankyo Company, Limited, a Japanese Corporation having a place of business at 5-1, Nihonbashi Honcho 3-Chome, Chuo-ku, Tokyo 103-8426 Japan (“DS”), and Omeros Corporation, a Washington corporation having a principal place of business at 1420 Fifth Avenue, Suite 2600, Seattle, WA 98101 USA (“Omeros”).

WHEREAS Asubio Pharma Co., Ltd. (“Asubio”) and Omeros entered into a license agreement dated February 26, 2010 (“Agreement”) under which Asubio grants Omeros an exclusive license to certain phosphodiesterase-7 (“PDE7”) inhibitors and related patents and patent applications in the field of movement disorders and [***];

WHEREAS Asubio was acquired by DS on April 1, 2010, and DS succeeds all rights and obligations of Asubio under the Agreement in accordance with Section 13.9 thereof;

WHEREAS DS and Omeros entered into an amendment No. 1 to license agreement dated January 5, 2011 (“Amendment No. 1”) under which the parties agreed to expand the Field (as defined in the Agreement) to include certain central nervous system diseases and disorders in accordance with Section 2.3 of the Agreement; and

WHEREAS Omeros further requests DS to expand the Field to include additional diseases and disorders in accordance with Section 2.3 of the Agreement; and

WHEREAS DS wishes to accept such Omeros’ request in consideration of certain payment obligations set forth in this Amendment No. 2.

NOW THEREFORE, in consideration for the mutual covenants and obligations set forth herein as well as other good and valuable consideration, the parties hereby agree as follows:

1	Definitions

1.1	Unless otherwise set forth in this Amendment No. 2, the capitalized terms herein shall have the meaning as defined in the Agreement.

1.2	“Asubio” or “Asubio Pharma Co., Ltd.” in the Agreement shall be amended to read “DS” or “Daiichi Sankyo Company, Limited” respectively.

1.3	Section 1.7 of the Agreement is amended and restated in its entirety to read as follows:

“ “Field” means (a) all movement disorders described in WHO ICD-10 (G20-G26) and/or in Omeros’ published International PCT Patent Application WO 2008/119057 A2, including, without limitation, Parkinson’s Disease, Restless Legs Syndrome, Post-encephalitic Parkinsonism, Dopamine-Responsive Dystonia, Shy-Drager Syndrome, Periodic Limb Movement Disorder, Periodic Limb Movements in Sleep, Tourette’s Syndrome, all other movement disorders treatable with a dopamine receptor agonist or a precursor of a dopamine receptor agonist [***] (collectively “Movement Disorder Indications”), (b) all addiction and compulsive disorders described in WHO ICD-10 (F10-F19, F40-F48, F50-F59) and/or in Omeros’ published International PCT Patent Application WO 2012/064667A2 A2 (collectively “Addiction Indications”), and (c) all other diseases except (i) those described in above (a) and (b) and (ii) diseases in the dermatology and dermatologic affections defined as any disease of the skin, the hair/scalp and nails (collectively “Other Indications”).”

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2	Milestone Payments

Sections 3.1 and 3.2 of the Agreement are amended and restated in their entirety to read as follows:

“3.1

Omeros shall pay DS the following one-time milestone fees (each a “Milestone Fee”) in U.S. dollars following the satisfaction of the following corresponding milestone events (each a “Milestone”). References below in this Section 3 to a “First Indication” shall mean the initial indication among a Movement Disorder Indication, an Addiction Indication and an Other Indication that reaches the corresponding Milestone, and “Second Indication” shall mean an indication among such three indications, excluding the one from which the First Indication was drawn, that secondly reaches the corresponding Milestone, and “Third Indication” shall mean the last indication among such three indications, excluding the two from which the First Indication and Second Indication were drawn, that reaches the corresponding Milestone, e.g., if the initial indication to reach a Phase 1 clinical Milestone is a Movement Disorder Indication, such Movement Disorder Indication shall trigger the First Indication Phase 1 Clinical Milestone Fee, if the indication to secondly reach a Phase 1 clinical Milestone is an Addiction Indication, such Addiction Indication shall trigger the Second Indication Phase 1 Clinical Milestone Fee, and thereafter the Third Indication Phase 1 clinical Milestone Fee shall be triggered if and when an Other Indication reaching a Phase 1 clinical Milestone.

3.1.1.1	Upon execution of this Agreement, Omeros shall pay DS a Milestone Fee of [***].

3.1.1.2	Upon execution of the Amendment No. 1, Omeros shall pay DS a Milestone Fee of [***].

3.1.1.3	Upon execution of the Amendment No. 2, Omeros shall pay DS a Milestone Fee of [***].

3.1.2.1

Upon Omeros’ or its sublicensee(s)’ receipt of positive data from completed toxicology studies, each of three-months minimum duration, of a first Product in a rodent species and in a non-rodent species, which studies have been conducted in conformance with current good laboratory practice guidance (“GLP”) promulgated by the U.S. Food and Drug Administration (“USFDA”), which data and studies are sufficient to support the submission by Omeros or its sublicensee(s) to USFDA of an Investigational New Drug Application (“IND”) for a First Indication, Omeros shall pay DS a Milestone Fee of [***].

3.1.2.2

Should Omeros be required to conduct a second set of toxicology studies to support an IND for a Second Indication, then upon Omeros’ or its sublicensee(s)’ receipt of positive data from the completed second set of toxicology studies, each of three-months minimum duration, of a first Product in a rodent species and in a non-rodent species, which studies have been conducted in conformance with current GLP promulgated by the USFDA, which data and studies are sufficient to support the submission by Omeros or its sublicensee(s) to USFDA of an IND for a Second Indication, Omeros shall pay DS a Milestone Fee of [***]. If such second set of toxicology studies is not required, then this Milestone Fee is not payable to DS. If two sets of such toxicology studies to support an IND for a First Indication and a Second Indication, respectively, are conducted and Milestones described in Section 3.1.2.1 and this Section 3.1.2.2 are achieved simultaneously, then Milestone Fees in Sections 3.1.2.1 and 3.1.2.2 are payable to DS.

3.1.2.3

Should Omeros be required to conduct a third set of toxicology studies to support an IND for a Third Indication, then upon Omeros’ or its sublicensee(s)’ receipt of positive data from the completed third set of toxicology studies, each of three-months minimum duration, of a first Product in a rodent species and in a non-rodent species, which studies have been conducted in conformance with current GLP promulgated by the USFDA, which data and studies are sufficient to support the submission by Omeros or its sublicensee(s) to USFDA of an IND for a Third Indication, Omeros shall pay DS a Milestone Fee of [***]. If such third set of toxicology studies is not required, then this Milestone Fee is not payable to DS. If three sets of such toxicology studies to support an IND for a First Indication, a Second Indication and a Third Indication, respectively, are conducted and Milestones described in Section 3.1.2.1, Section 3.1.2.2 and this Section 3.1.2.3 are achieved simultaneously, then Milestone Fees in Sections 3.1.2.1, 3.1.2.2 and 3.1.2.3 are payable to DS.

3.1.3.1

Upon the first dosing of a human subject in the first Phase 1 clinical study for a First Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.1.3.2

Upon the first dosing of a human subject in the first Phase 1 clinical study for a Second Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.3.3

Upon the first dosing of a human subject in the first Phase 1 clinical study for a Third Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.4.1

Upon the first dosing of a human subject in the first Phase 2 clinical study for a First Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.4.2

Upon the first dosing of a human subject in the first Phase 2 clinical study for a Second Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.4.3

Upon the first dosing of a human subject in the first Phase 2 clinical study for a Third Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.5.1

Upon the first dosing of a human subject in the first Phase 3 clinical study for a First Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.5.2

Upon the first dosing of a human subject in the first Phase 3 clinical study for a Second Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.5.3

Upon the first dosing of a human subject in the first Phase 3 clinical study for a Third Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.6.1

Upon receipt of the first new drug application (“NDA”) marketing approval for a first Product for a First Indication obtained by or on behalf of Omeros or its sublicensee(s) from USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.6.2

Upon receipt of the first NDA marketing approval for a first Product for a Second Indication obtained by or on behalf of Omeros or its sublicensee(s) from USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.6.3

Upon receipt of the first NDA marketing approval for a first Product for a Third Indication obtained by or on behalf of Omeros or its sublicensee(s) from USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.7.1

Upon receipt of the first marketing authorization for a first Product for a First Indication obtained by or on behalf of Omeros or its sublicensee(s) from an ex-U.S. regulatory authority corresponding to USFDA, Omeros shall pay DS a Milestone Fee of [***].

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.1.7.2

Upon receipt of the first marketing authorization for a first Product obtained for a Second Indication by or on behalf of Omeros or its sublicensee(s) from an ex-U.S. regulatory authority corresponding to USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.7.3

Upon receipt of the first marketing authorization for a first Product obtained for a Third Indication by or on behalf of Omeros or its sublicensee(s) from an ex-U.S. regulatory authority corresponding to USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.8	Upon reaching an aggregate of all Net Sales of [***], Omeros shall pay DS a Milestone Fee of [***].

3.1.9	Upon reaching an aggregate of all Net Sales of [***], Omeros shall pay DS a Milestone Fee of [***].

3.2

If any Milestone above is achieved with respect to a given Product for a given First, Second or Third Indication before a prior Milestone has been achieved for such First, Second or Third Indication, the achieved milestone being the “Accelerated Milestone”, then all Milestones prior to the Accelerated Milestone for such First, Second or Third Indication that have not previously been paid with respect to that Product shall be deemed achieved upon achievement of the Accelerated Milestone, and the corresponding payment(s) shall become payable; provided, however, that the NDA approval Milestone set forth in Subsections 3.1.6.1, 3.1.6.2 and/or 3.1.6.3 shall not be treated as a “prior Milestone” when the ex-U.S. marketing authorization Milestone set forth in Subsections 3.1.7.1, 3.1.7.2 and/or 3.1.7.3, respectively, is achieved, and the ex-U.S. marketing authorization Milestone set forth in Subsection 3.1.7.1, Subsection 3.1.7.2 and/or 3.1.7.3 shall not be treated as a “prior Milestone” when the NDA approval Milestone set forth in Subsection 3.1.6.1, 3.1.6.2 and/or 3.1.6.3, respectively, is achieved. It is understood by the parties that, for example, for a given Milestone, a Movement Disorder Indication could be “a given First Indication”, and for another Milestone, an Addiction Indication could be “a given First Indication” depending on the progress of development of the first Product(s) for such indications.”

It is understood by the parties that Omeros has already paid and DS has already received the Milestone Fees of [***] as provided in Section 3.1.1.1 of the Agreement and [***] as provided in Section 3.1.1.2 of the Agreement.

3	[*]

The following paragraphs shall be added as Sections 2.6 and 2.7 of the Agreement:

“2.6

If Omeros retains [***] for a certain Product [***] at the time of the [***] for the First Indication for such Product (the “FPE”), Omeros shall [***] with Omeros for [***] of such Product in such [***] in which Omeros retains [***]. Such [***] shall commence upon Omeros’ delivery of written notice to DS of the FPE and shall expire [***] after delivery of such notice, during which [***] the parties agree to [***].

“2.7

If Omeros enters into a sublicense agreement with a third party pharmaceutical company (a “Third Party Partner”) for the commercialization of a certain Product (the “Partner Agreement”) in accordance with Omeros’ right to grant sublicenses under the License, and such Partner Agreement applies to any or all of [***], such Partner Agreement shall be [***]. Such [***] shall be commenced upon the delivery from the Third Party Partner to DS of a written notice of the entry into the Partner Agreement and shall expire [***] from delivery of such notice. In case DS realizes that the Third Party Partner does not deliver to DS such written notice after the execution of the Partner Agreement, DS shall have the right to require Omeros to have the Third Party Partner provide DS such written notice as soon as possible, and Omeros shall diligently attempt to require the Third Party Partners to do so. If the Third Party Partner should breach its obligations to provide such written notice to DS and/or [***], such breach shall not affect the validity of the License granted to Omeros under this Agreement and Omeros shall not be liable for the Third Party Partner’s breach as far as Omeros in good faith and over a period of at least [***] continues to attempt to cure such breach.”

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4	Term

This Amendment No. 2 shall become effective as of the Effective Date and shall continue to be in effect as long as the Agreement is in effect. Amendment No. 1 shall be terminated on the Effective Date.

5	Miscellaneous

5.1	Section 13.11of the Agreement is amended and restated in its entirety to read as follows:

“Any notice required or permitted to be given under the Agreement by either party shall be in writing and shall be (a) delivered personally, (b) sent by an internationally recognized courier service, charges prepaid, or (c) delivered by facsimile (with the original promptly sent by any of the foregoing manners) to the addresses or facsimile numbers of the other party set forth below, or at such other addresses as may from time to time be furnished by similar notice by either party. The effective date of any notice hereunder shall be the date of receipt by the receiving party.

If to Omeros:	If to DS:

Omeros Corporation	Daiichi Sankyo Company, Limited
1420 Fifth Avenue, Suite 2600	5-1, Nihonbashi Honcho 3-Chome
Seattle, WA 98101	Chuo-ku, Tokyo 103-8426
U.S.A.	Japan

Attention: Gregory A. Demopulos, M.D.	Attention: Kazuo Sato, Ph. D.

Chairman & CEO	Corporate Officer, Vice President,
Business Development & Licensing
Department

And copy to: Marcia S. Kelbon,
Patent & General Counsel

Fax: (206) 676.5005	Fax: +81-3-6225-1903
Phone: (206) 676.5000	Phone: +81-3-6225-1008

5.2	This Amendment may be executed in one or more counterparts, each of which will be considered an original, and all of which will constitute the same instrument.

5.3	Except as expressly amended by this Amendment No. 2, all terms and conditions of the Agreement shall continue to be in full force and effect.

IN WITNESS WHEREOF, DS and Omeros have each acknowledged and accepted this Agreement by causing it to have been signed by their respective duly authorized officials.

DAIICHI SANKYO COMPANY, LIMITED		OMEROS CORPORATION

By:	/s/ Kazuo Sato	By:	/s/ Gregory A. Demopulos
Name:	Kazuo Sato, Ph. D.	Name:	Gregory A. Demopulos, M.D.
Title:	Corporate Officer, Vice President, Business Development & Licensing	Title:	Chairman & CEO
Department

Date:	January 21, 2013	Date:	January 25, 2013